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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Evercel, Inc. and
Energy Research Corporation:


    We consent to the use of our reports included herein and to the references to our firm under the heading "Experts" in the prospectus.



                                          /s/ KPMG LLP

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                                          KPMG LLP



Stamford, Connecticut
February 5, 1999